SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                      [X]
Filed by a Party other than the Registrant             [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                    Syms Corp
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:


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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange  Act Rule 0-11:


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4)   Proposed maximum aggregate value of transaction:


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5)   Total fee paid:


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[_]  Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)   Amount previously paid:____________________________________________________

2)   Form, Schedule or Registration Statement No.:______________________________

3)   Filing Party:______________________________________________________________

4)   Date Filed:________________________________________________________________

                                    SYMS CORP
                                    SYMS WAY
                           SECAUCUS, NEW JERSEY 07094

                                   SUPPLEMENT
                                       TO
                                 PROXY STATEMENT
                              FOR ANNUAL MEETING OF
                             SHAREHOLDERS TO BE HELD
                                ON JULY 19, 2001


     This Supplement to Proxy Statement is being furnished to add certain information to the Proxy Statement, dated June 14, 2001 (the "Proxy Statement"), furnished in connection with the solicitation by the Board of Directors of Syms Corp, a New Jersey corporation (the "Company"), of proxies for the annual meeting of the shareholders of the Company to be held on July 19, 2001, or at any adjournment(s) or postponement(s) thereof.

     The charter adopted by the Board of Directors of the Company setting out the audit-related functions of the Audit Committee and referred to on page 4 of the Proxy Statement as Annex A is hereby attached to this Supplement to Proxy Statement as Annex A.

     The graph included under the heading "Performance Graph" on page 10 of the Proxy Statement did not include performance data for 2000. A performance graph including data for 2000 is attached to this Supplement to Proxy Statement.

     In the event that you wish to revoke a proxy previously signed and returned to the Company, you may do so by notifying American Stock Transfer & Trust Co., 40 Wall Street, New York, NY 10005 in writing, by executing a subsequent proxy or by electing to vote in person at the Annual Meeting. For your convenience, another proxy card, together with a return envelope, is enclosed with this Supplement to Proxy Statement. YOU ARE NOT REQUIRED TO RETURN THE ENCLOSED CARD OR TAKE ANY OTHER ACTION IF YOU HAVE PREVIOUSLY SIGNED AND RETURNED YOUR PROXY CARD.


                                      By Order of the Board of Directors


                                      Kirk R. Oney
                                      Assistant Secretary

July 6, 2001

                                PERFORMANCE GRAPH


     Below is a graph comparing the cumulative total shareholders return on the Company's Common Stock for the last six fiscal years (beginning March 1, 1996 and ending March 2, 2001, the last trading day during the Company's last completed fiscal year) with the cumulative total return of the Wilshire 5000 Index and the S&P Retail Composite Index over the same period (assuming (i) the investment of $100 on March 1, 1996 in the Company's Common Stock and in each of these two Indexes, (ii) reinvestment of all dividends and (iii) no payment of brokerage or other commissions or fees).



  DATE        SYMS CORP      S&P RETAIL      WILSHIRE 5000
  ----        ---------      ----------      -------------
03/01/96            100             100                100
02/28/97            118             119                119
02/27/98            176             180                158
02/26/99            102             261                178
02/25/00             56             233                208
03/02/01             74             249                180

                                                                         ANNEX A

                                    SYMS CORP

                             AUDIT COMMITTEE CHARTER


I.   ORGANIZATION

     There shall be an Audit Committee of the Board of Directors of Syms Corp composed of three directors, each of whom is independent of the management and free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a member of the Audit Committee.

     All members of the Audit Committee shall understand financial statements and be financially literate, as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after appointment to the Audit Committee, and at least one member of the Audit Committee shall have accounting or related financial management expertise as the Board of Directors interprets such qualifications, in its business judgment. The Audit Committee shall elect a chairperson from its own membership.

II.  STATEMENT OF POLICY

     The Audit Committee shall assist the Board of Directors in fulfilling its responsibility relating to Syms Corp's accounting, reporting practices, and the quality and integrity of its financial reports and other financial information provided by Syms Corp to any governmental body or the public. The Audit Committee shall serve as an independent and objective party to monitor Syms Corp's financial reporting process and internal control system. The Audit Committee shall endeavor to maintain free and open communication between the Board of Directors, the independent auditors, and the financial and senior management. Consistent with these functions, the Audit Committee shall encourage continuous improvement of, and should foster adherence to, Syms Corp's policies, procedures and practices at all levels. Members of the Audit Committee may enhance their familiarity with finance and accounting by participating in educational programs conducted by Syms Corp or an outside consultant.

III. MEETINGS

     The Audit Committee shall meet three times per year or more frequently as the circumstances require. As part of its job to foster open communication, the Audit Committee may ask members of management or others to attend meetings and provide pertinent information, as necessary.

IV.  RESPONSIBILITIES

     The Audit Committee's policies and procedures should remain flexible, in order to best react to changing conditions and to help ensure that Syms Corp's accounting and reporting practices accord with all requirements and are of the highest quality. In carrying out its responsibilities, the Audit Committee shall:

DOCUMENT/REPORT REVIEW

o Review and update this Charter periodically, at least annually, as conditions dictate.

o Include a copy of the Charter as an appendix to Syms Corp's proxy statement at least once every three years.

o Review the financial statements and any reports contained in the annual report or other financial information submitted to any governmental body, or the public, including Syms Corp's 10-Q's, with management and the independent auditors to determine whether the independent auditors are satisfied with the disclosure and content of such documents.

o Receive before each meeting of the Audit Committee, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

INDEPENDENT AUDITORS

o Review and recommend to the Board of Directors the independent auditors to be selected to audit the financial statements, considering independence and effectiveness.

o    Approve fees and other compensation to be paid to the independent auditors.

o Review and discuss with the Board of Directors any relationship between the independent auditors and Syms Corp or any other relationships that may adversely affect the independence of the independent auditors.

o Ensure that the independent auditor discusses with the Audit Committee all relationships between the independent auditor and Syms Corp.

o Review performance of the independent auditors and approve any proposed discharge of the independent accountants when circumstances warrant, including a formal review of the selection of independent auditors every five years.

PROCESS

o Meet with the independent auditors and the financial management to review the scope of the audit proposed for the current year and the audit procedures to be utilized, and at its conclusion, review the audit, including the comments or recommendations of the independent auditors.

o Review with the independent auditors and the financial and accounting personnel, out of the presence of management, the adequacy of the accounting and financial controls, computerized information system controls and security, and matters that the Audit Committee or these groups believe should be discussed privately with the Audit Committee.

o Elicit any recommendations for improvement of particular areas where augmented controls are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any activity that might be unethical or otherwise improper.

o Advise financial management and the independent auditor that they are expected to provide a timely analysis of significant current financial reporting issues and practices.

o Determine, as regarding new transactions or events, the independent auditor's reasoning for the appropriateness of the accounting principles and disclosure practices adopted by management.

o Consider and approve, if appropriate, major changes to Syms Corp's auditing and accounting principles and practices as suggested by the independent auditors or management.

o Review any significant disagreement or changes required in the independent auditor's audit plans among management and the independent auditors in connection with the preparation of the financial statements.

o Inquire of management and the independent accountants about any potential risks or exposures and assess the steps managements should take or has taken to minimize such risk.

ETHICAL AND LEGAL COMPLIANCE

o    Review any year-to-year changes in accounting principles or practices.

o    Review accounting and financial personnel.

o Submit the minutes of its meetings to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

o Investigate any matter brought to its attention within the scope of its duties, with the power to retain professional advice for this purpose if, in its judgment, that is appropriate.

o Review, with Syms Corp's counsel, legal and regulatory matters that may have a material impact on Syms Corp's financial statements, compliance policies and programs, including corporate securities trading policies.

o Perform any other activities consistent with this Charter, Syms Corp's Certificate of Incorporation and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

                                    SYMS CORP


                  ANNUAL MEETING OF STOCKHOLDERS JULY 19, 2001


     The undersigned stockholder of Syms Corp (the "Company"), hereby appoints Sy Syms and Marcy Syms, and each of them (with full power to act without the other) proxies with full power of substitution, to vote all shares of the Company held by the undersigned at the Annual Meeting of Stockholders of the Company (receipt of a copy of the Notice of such meeting and Proxy Statement being acknowledged) on July 19, 2001 at 10:30 a.m., at the offices of Syms Corp, Syms Way, Secaucus, New Jersey 07094, upon the following matters and upon such other business as may properly come before the meeting and any and all adjournments thereof.


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS




           (Continued and to be dated and signed on the reverse side)

                                                                |------------|
                                                                |SEE REVERSE |
                                                                |    SIDE    |
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


[X] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

                      FOR ALL NOMINEES              WITHHELD
                      LISTED AT RIGHT              AUTHORITY
                   (EXCEPT AS MARKED TO         TO VOTE FOR ALL
                    THE CONTRARY BELOW)     NOMINEES LISTED AT RIGHT

1. Election of            [  ]                        [  ]                NOMINEES: Sy Syms
   Directors                                                                        Marcy Syms
                                                                                    Antone F. Moreira
         INSTRUCTIONS: To withhold authority to vote for any                        Harvey A. Weinberg
         individual nominee, write that nominee's name in the                       David A. Messer
         space provided below.                                                      Wilbur L. Ross, Jr.

                                                   FOR       AGAINST     ABSTAIN
2. To approve the appointment of
   Deloitte & Touche LLP as independent            [  ]        [  ]        [  ]
   accountants of the Company for
   fiscal year 2001.

3. In accordance with their best judgment with respect to any other business that may properly come before the meeting or any and all adjournments thereof.

IN THE ABSENCE OF CONTRARY INSTRUCTIONS AS PROVIDED ABOVE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NOMINEES AND, FOR PROPOSAL 2. ON ANY OTHER MATTERS THAT MAY COME BEFORE THE MEETING THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE ABOVE-NAMED PERSONS.

The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such shares and hereby ratifies and confirms all that the above-named individuals or any of them or their duly appointed substitute or substitutes, may do by virtue hereof.



SIGNATURE(S) ______________________________________ DATED: _______________, 2001

(NOTE: Please sign exactly as your name or names appear on the stock certificate, and when signing as attorney, executor, administrator, trustee or guardian, give full title as such. If the signer is a corporation, sign the full corporate name by duly authorized officer.)